American General Corporation:  Board of Directors

Date:       April 29, 1993
Subject:    SEC Registration Statements;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's (1) Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994), and (2) Post-Effective Amendment No. 1 to the company's Registration Statement No. 2-80353 on Form S-8 to deregister shares that were not issued under the terminated 1982 American General Corporation Incentive Stock Option Plan.

                           LIMITED POWER OF ATTORNEY

AMENDED 1984 PLAN

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan; and

TERMINATED 1982 PLAN

      WHEREAS, the company will file with the Commission under the Act, its Post-Effective Amendment No. 1 of Registration Statement No. 2-80353 on Form S-8 (the "Amendment"), together with any and all exhibits and other documents related thereto, in order to deregister shares that were not issued under the 1982 American General Corporation Incentive Stock Option Plan;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Amendment as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement and Amendment or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1993.



                                                       J. EVANS ATTWELL

American General Corporation:  Board of Directors

Date:       April 29, 1993
Subject:    SEC Registration Statements;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's (1) Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994), and (2) Post-Effective Amendment No. 1 to the company's Registration Statement No. 2-80353 on Form S-8 to deregister shares that were not issued under the terminated 1982 American General Corporation Incentive Stock Option Plan.

                           LIMITED POWER OF ATTORNEY

AMENDED 1984 PLAN

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan; and

TERMINATED 1982 PLAN

      WHEREAS, the company will file with the Commission under the Act, its Post-Effective Amendment No. 1 of Registration Statement No. 2-80353 on Form S-8 (the "Amendment"), together with any and all exhibits and other documents related thereto, in order to deregister shares that were not issued under the 1982 American General Corporation Incentive Stock Option Plan;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Amendment as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement and Amendment or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1993.



                                                       THOMAS D. BARROW

American General Corporation:  Board of Directors

Date:       April 29, 1993
Subject:    SEC Registration Statements;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's (1) Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994), and (2) Post-Effective Amendment No. 1 to the company's Registration Statement No. 2-80353 on Form S-8 to deregister shares that were not issued under the terminated 1982 American General Corporation Incentive Stock Option Plan.

                           LIMITED POWER OF ATTORNEY

AMENDED 1984 PLAN

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan; and

TERMINATED 1982 PLAN

      WHEREAS, the company will file with the Commission under the Act, its Post-Effective Amendment No. 1 of Registration Statement No. 2-80353 on Form S-8 (the "Amendment"), together with any and all exhibits and other documents related thereto, in order to deregister shares that were not issued under the 1982 American General Corporation Incentive Stock Option Plan;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Amendment as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement and Amendment or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1993.



                                                       BRADY F. CARRUTH

American General Corporation:  Board of Directors

Date:       April 29, 1993
Subject:    SEC Registration Statements;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's (1) Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994), and (2) Post-Effective Amendment No. 1 to the company's Registration Statement No. 2-80353 on Form S-8 to deregister shares that were not issued under the terminated 1982 American General Corporation Incentive Stock Option Plan.

                           LIMITED POWER OF ATTORNEY

AMENDED 1984 PLAN

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan; and

TERMINATED 1982 PLAN

      WHEREAS, the company will file with the Commission under the Act, its Post-Effective Amendment No. 1 of Registration Statement No. 2-80353 on Form S-8 (the "Amendment"), together with any and all exhibits and other documents related thereto, in order to deregister shares that were not issued under the 1982 American General Corporation Incentive Stock Option Plan;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Amendment as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement and Amendment or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1993.



                                                 W. LIPSCOMB DAVIS, JR.

American General Corporation:  Board of Directors

Date:       September 30, 1993
Subject:    SEC Registration Statement;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994).

                           LIMITED POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of September, 1993.

                                                       ROBERT M. DEVLIN

American General Corporation:  Board of Directors

Date:       April 29, 1993
Subject:    SEC Registration Statements;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's (1) Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994), and (2) Post-Effective Amendment No. 1 to the company's Registration Statement No. 2-80353 on Form S-8 to deregister shares that were not issued under the terminated 1982 American General Corporation Incentive Stock Option Plan.

                           LIMITED POWER OF ATTORNEY

AMENDED 1984 PLAN

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan; and

TERMINATED 1982 PLAN

      WHEREAS, the company will file with the Commission under the Act, its Post-Effective Amendment No. 1 of Registration Statement No. 2-80353 on Form S-8 (the "Amendment"), together with any and all exhibits and other documents related thereto, in order to deregister shares that were not issued under the 1982 American General Corporation Incentive Stock Option Plan;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Amendment as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement and Amendment or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1993.



                                                       HAROLD S. HOOK

American General Corporation:  Board of Directors

Date:       April 29, 1993
Subject:    SEC Registration Statements;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's (1) Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994), and (2) Post-Effective Amendment No. 1 to the company's Registration Statement No. 2-80353 on Form S-8 to deregister shares that were not issued under the terminated 1982 American General Corporation Incentive Stock Option Plan.

                           LIMITED POWER OF ATTORNEY

AMENDED 1984 PLAN

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan; and

TERMINATED 1982 PLAN

      WHEREAS, the company will file with the Commission under the Act, its Post-Effective Amendment No. 1 of Registration Statement No. 2-80353 on Form S-8 (the "Amendment"), together with any and all exhibits and other documents related thereto, in order to deregister shares that were not issued under the 1982 American General Corporation Incentive Stock Option Plan;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Amendment as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement and Amendment or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1993.



                                                       LARRY D. HORNER

American General Corporation:  Board of Directors

Date:       April 29, 1993
Subject:    SEC Registration Statements;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's (1) Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994), and (2) Post-Effective Amendment No. 1 to the company's Registration Statement No. 2-80353 on Form S-8 to deregister shares that were not issued under the terminated 1982 American General Corporation Incentive Stock Option Plan.

                           LIMITED POWER OF ATTORNEY

AMENDED 1984 PLAN

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan; and

TERMINATED 1982 PLAN

      WHEREAS, the company will file with the Commission under the Act, its Post-Effective Amendment No. 1 of Registration Statement No. 2-80353 on Form S-8 (the "Amendment"), together with any and all exhibits and other documents related thereto, in order to deregister shares that were not issued under the 1982 American General Corporation Incentive Stock Option Plan;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Amendment as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement and Amendment or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1993.



                                           RICHARD J. V. JOHNSON

American General Corporation:  Board of Directors

Date:       April 29, 1993
Subject:    SEC Registration Statements;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's (1) Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994), and (2) Post-Effective Amendment No. 1 to the company's Registration Statement No. 2-80353 on Form S-8 to deregister shares that were not issued under the terminated 1982 American General Corporation Incentive Stock Option Plan.

                           LIMITED POWER OF ATTORNEY

AMENDED 1984 PLAN

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan; and

TERMINATED 1982 PLAN

      WHEREAS, the company will file with the Commission under the Act, its Post-Effective Amendment No. 1 of Registration Statement No. 2-80353 on Form S-8 (the "Amendment"), together with any and all exhibits and other documents related thereto, in order to deregister shares that were not issued under the 1982 American General Corporation Incentive Stock Option Plan;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, ROY W. HALEY, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Amendment as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement and Amendment or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of April, 1993.



                                                       ROBERT E. SMITTCAMP

American General Corporation:  Board of Directors

Date:       August 25, 1993
Subject:    SEC Registration Statement;
            Limited Power of Attorney for

Purpose. The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's Form S-8 Registration Statement and related documents for common stock to be offered pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994).

                           LIMITED POWER OF ATTORNEY

      WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under the Securities Act of 1933, as amended (Act), a Registration Statement on Form S-8 (Registration Statement), with such amendments as may be necessary or appropriate, together with any and all exhibits and other documents related thereto, in connection with shares of the company's common stock, par value $.50 per share, to be issued to participants pursuant to the American General Corporation 1984 Stock and Incentive Plan (Amended and Restated Effective as of February 8, 1994) (the "Plan");

      NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the company does hereby appoint HAROLD S. HOOK, MICHAEL J. POULOS, JON P. NEWTON, and KURT G. SCHREIBER and each of them, severally, his true and lawful attorney or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution,

(i) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, the Registration Statement including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto; and

(ii) to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the company, any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify the securities being offered and to register or license the company as a broker or dealer in securities under the securities or blue-sky laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statement and Plan.

      Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Registration Statement or related securities or blue-sky filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of August, 1993.

                                                       JAMES R. TUERFF